EXHIBIT 10.41


                                SECOND AMENDMENT
                                       TO
                                CREDIT AGREEMENT
                                (REVOLVING LOAN)


         THIS SECOND AMENDMENT TO CREDIT AGREEMENT (Revolving Loan) ("AMENDMENT AGREEMENT") is made May 23, 2000, to be effective as of the Effective Date, by and among Cenex Harvest States Cooperatives, a Minnesota cooperative corporation ("BORROWER"), CoBank, ACB ("COBANK") as former Co-Lead Arranger, as the Bid Agent, and as the Administrative Agent for the benefit of the present and future Syndication Parties (in that capacity "ADMINISTRATIVE AGENT"), Bank of America, N.A., as successor by merger to NationsBank, N. A. ("BANK OF AMERICA"), as Co-Lead Arranger, SunTrust Bank ("SUNTRUST") as Co-Lead Arranger, and the Syndication Parties signatory hereto, including CoBank, Bank of America, and SunTrust, in such capacity, (each a "SYNDICATION PARTY" and collectively, the "SYNDICATION PARTIES").

                                    RECITALS

         A. Borrower, CoBank, St. Paul Bank for Cooperatives, and certain of the present Syndication Parties entered into a Credit Agreement (Revolving Loan) (as amended "CREDIT AGREEMENT") dated as of June 1, 1998. The Credit Agreement provided for a 364-Day Facility and a 5-Year Facility.

         B. The Credit Agreement was amended by the First Amendment to Credit Agreement (Revolving Loan) effective as of May 28, 1999 ("FIRST AMENDMENT").

         C. CoBank, as Administrative Agent, gave written notification ("RENEWAL NOTICE") to those Syndication Parties which had an Individual 364-Day Commitment seeking (i) a renewal of their respective Individual 364-Day Commitments and
(ii) consent to an extension of the 364-Day Maturity Date pursuant to the provisions of Section 16.9 of the Credit Agreement.

         D. All of the Syndication Parties have provided the Administrative Agent with written notice of their agreement to make Individual 364-Day Commitments.

         E. Certain institutions, which were not Syndication Parties prior to the date hereof, have agreed to become Syndication Parties as indicated on
Schedule 1 hereto and by their execution of this Amendment Agreement, and by their execution of a Syndication Adoption Agreement and or a Syndication Acquisition Agreement.

         F. The parties hereto desire to amend the Credit Agreement to renew the 364-Day Facility and to make certain other changes to the Credit Agreement as hereinafter set forth.

         NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, including the mutual promises and agreements contained herein, the parties hereto hereby agree as follows:

1. DEFINITIONS. Capitalized terms used herein without definition shall have the definition given to them in the Credit Agreement if defined therein.

2. RENEWAL OF INDIVIDUAL 364-DAY COMMITMENTS. The Syndication Parties hereby agree to renew or agree to acquire their respective Individual 364-Day Commitments in the amounts set forth beneath their names and signatures on the signature pages hereto and as set forth in Schedule 1 hereto.

3. AMENDMENTS TO CREDIT AGREEMENT. The parties hereto agree that the Credit Agreement shall be amended as follows as of the Effective Date:

         3.1 SunTrust Bank shall replace CoBank, ACB as a Co-Lead Arranger and shall function as such along with Bank of America, N.A..

         3.2 Subsection 1.11 shall be amended in its entirety to read as follows:

                  1.11 AGGREGATE 364-DAY COMMITMENT: $500,000,000.00, subject to reduction as provided in Section 2.8 hereof.

         3.3 Subsection 1.156 shall be amended in its entirety to read as follows:

                  1.156 364-DAY MATURITY DATE: May 23, 2001.

         3.4 The amount of the Fin-Ag, Inc. loan exception set forth in Section 13.6(d) is increased from $60,000,000 to $75,000,000.

         3.5 Schedule 1 is replaced in its entirety by the Schedule 1 attached hereto.

4. BORROWER'S REPRESENTATIONS. Borrower hereby represents and warrants that, after giving effect to this Amendment Agreement and the transactions contemplated hereby, no Potential Default or Event of Default has occurred and is continuing under the Credit Agreement or other Loan Documents.

5. EFFECTIVE DATE. This Amendment Agreement shall become effective on May 25, 2000 ("EFFECTIVE DATE"), so long as on or before that date the Administrative Agent receives an original copy of (a) this Amendment Agreement (or original counterparts thereof) duly executed by each party hereto, (b) a Syndication Adoption Agreement (or original counterparts thereof) duly executed by each party identified on Schedule A hereto, and (c) each required new or replacement Promissory Note. Upon the satisfaction of all conditions precedent hereto, the


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


Administrative Agent will notify each party hereto in writing and will provide copies of all appropriate documentation in connection herewith.

6. COSTS; EXPENSES AND TAXES. Borrower agrees to reimburse the Administrative Agent on demand for all out-of-pocket costs, expenses and charges (including, without limitation, all fees and charges of external legal counsel for the Administrative Agent) incurred by the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment Agreement and any other instruments and documents to be delivered hereunder.

7. GENERAL PROVISIONS.

         7.1 Borrower agrees to execute such additional documents as the Administrative Agent may require, including, without limitation, new and/or replacement Notes, to carry out or evidence the purposes of this Amendment Agreement.

         7.2 The execution, delivery and effectiveness of this Amendment Agreement shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Syndication Party under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents, and the Credit Agreement, as expressly modified hereby, and each of the other Loan Documents, are hereby ratified and confirmed and shall continue in full force and effect and be binding upon the parties thereto. Any direct or indirect reference in the Loan Documents to the "Credit Agreement" shall be deemed to be a reference to the Credit Agreement as amended by this Amendment Agreement. Any direct or indirect reference in the Loan Documents to a "Syndication Party" or to the "Syndication Parties" shall be deemed to be a reference to the Syndication Parties which executed this Amendment Agreement.

8. GOVERNING LAW. This Amendment Agreement shall be governed by and construed in accordance with the laws of the State of Colorado.

9. COUNTERPARTS. This Amendment Agreement may be executed in any number of counterparts and by different parties to this Amendment Agreement in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.


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


         IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to Credit Agreement (Revolving Loan) to be executed by their duly authorized officers as of the Effective Date.

                                  BORROWER:

                                  CENEX HARVEST STATES COOPERATIVES, a
                                  cooperative corporation formed under the laws of the State of Minnesota

                                  By:
                                      ------------------------------------------
                                  Name: John Schmitz
                                  Title: Chief Financial Officer

                                  ADMINISTRATIVE AGENT, AND BID AGENT:

                                  COBANK, ACB

                                  By:
                                      ------------------------------------------
                                  Name: Greg Somerhalder
                                  Title: Vice President

                                  CO-LEAD ARRANGER:

                                  BANK OF AMERICA, N.A.


                                  By:
                                      ------------------------------------------
                                  Name:
                                        ----------------------------------------
                                  Title:
                                         ---------------------------------------

                                  CO-LEAD ARRANGER:

                                  SUNTRUST BANK


                                  By:
                                      ------------------------------------------
                                  Name:
                                        ----------------------------------------
                                  Title:
                                         ---------------------------------------


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


                                  SYNDICATION PARTIES:

                                  COBANK, ACB



                                  By:
                                      ------------------------------------------
                                  Name: Greg Somerhalder
                                  Title: Vice President

                                  Contact Name: Greg Somerhalder
                                  Title: Vice President
                                  Address:     5500 So. Quebec Street
                                               Englewood, CO 80111
                                  Phone No.: 303/694-5838
                                  Fax No.: 303/694-5830
                                  Individual 364-Day Commitment: $126,000,000.00 Payment Instructions:
                                        CoBank, ACB
                                        ABA No.: 307088754
                                        Acct. Name: CoBank, ACB
                                        Account No.: 22274433
                                        Attn: Marshall Allen
                                        Reference: Cenex Harvest States


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


                                  SYNDICATION PARTIES:

                                  BANCA INTESA SPA, F/K/A CARIPLO-CASSA DI
                                  RISPARMIO DELLE PROVINCIE LOMBARDE SPA


                                  By:
                                      ------------------------------------------
                                  Name:
                                        ----------------------------------------
                                  Title:
                                         ---------------------------------------


                                  By:
                                      ------------------------------------------
                                  Name:
                                        ----------------------------------------
                                  Title:
                                         ---------------------------------------


                                  Contact Name: Silvano Gaspary
                                  Title: Vice President & Representative
                                  Address:     10 East 53rd Street, 36th Floor
                                               New York, NY 10022
                                  Phone No.: 212/527-8737
                                  Fax No.: 212/527-8777
                                  Individual 364-Day Commitment: $16,666,667.00 Payment Instructions:
                                        Citibank - New York
                                        ABA - 021000089
                                        For account of Banc Intesa
                                        Account No.: 36152989
                                        Attn: M. Greene
                                        Ref: Cenex Harvest States Cooperatives


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


                                  SYNDICATION PARTIES:

                                  CREDIT AGRICOLE INDOSUEZ


                                  By:
                                      ------------------------------------------
                                  Name:
                                        ----------------------------------------
                                  Title:
                                         ---------------------------------------


                                  By:
                                      ------------------------------------------
                                  Name:
                                        ----------------------------------------
                                  Title:
                                         ---------------------------------------


                                  Contact Name: Theodore D. Tice
                                  Title: Vice President
                                  Address:     55 E. Monroe Street
                                               Chicago, IL 60603-5702
                                  Phone No.: 312/917-7463
                                  Fax No.: 312/372-3455
                                  Individual 364-Day Commitment: $35,000,000.00 Payment Instructions:
                                        Citibank - New York, New York
                                        ABA - 021-000-089
                                        Acct. Name: Credit Agricole Indoseuz
                                         Chgo Branch
                                        Account No.: 36023853
                                        Swift Code: CITIUS33
                                        Ref: Cenex Harvest States


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


                                  SYNDICATION PARTIES:

                                  SUNTRUST BANK


                                  By:
                                      ------------------------------------------
                                  Name:
                                        ----------------------------------------
                                  Title: Director
                                         ---------------------------------------


                                  By:
                                      ------------------------------------------
                                  Name:
                                        ----------------------------------------
                                  Title:
                                         ---------------------------------------


                                  Contact Name: Michel A. Odermatt
                                  Title: Director
                                  Address:     303 Peachtree Street N.E.
                                               Third Floor
                                               Atlanta, GA 30308
                                  Phone No.: 404/532-0232
                                  Fax No.: 404/230-5305
                                  Individual 364-Day Commitment: $43,000,000.00 Payment Instructions:
                                        SunTrust Bank
                                        ABA - 061000104
                                        Acct. Name: Corporate Banking
                                         Operations General Ledger Account
                                        Account No.: 9088000112
                                        Ref: Cenex Harvest States Cooperatives


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


                                  SYNDICATION PARTIES:

                                  BANQUE NATIONALE DE PARIS


                                  By:
                                      ------------------------------------------
                                  Name: Arnaud Collin du Bocage
                                        ----------------------------------------
                                  Title: Executive Vice President and General
                                         Manager
                                         ---------------------------------------


                                  Contact Name: Cathy Schaede
                                  Title: Vice President
                                  Address:     209 South LaSalle Street
                                               Chicago, IL 60604
                                  Phone No.: 312/977-1384
                                  Fax No.: 312/977-1380
                                  Individual 364-Day Commitment: $24,666,667.00 Payment Instructions:
                                        Banque Nationale de Paris - New York
                                        ABA - 0260-0768-9
                                        Acct. Name: Banque Nationale de Paris
                                              - Chicago
                                        Account No.: 14119400189


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


                                  SYNDICATION PARTIES:

                                  COOPERATIEVE CENTRALE
                                  RAIFFEISEN-BOERENLEENBANK B.A., "RABOBANK
                                  NEDERLAND", NEW YORK BRANCH


                                  By:
                                      ------------------------------------------
                                  Name:
                                        ----------------------------------------
                                  Title:
                                         ---------------------------------------


                                  By:
                                      ------------------------------------------
                                  Name:
                                        ----------------------------------------
                                  Title:
                                         ---------------------------------------


                                  Contact Name: Tom Kelly
                                  Title: Portfolio Manager
                                  Address:     300 South Wacker Drive
                                               Suite 3500
                                               Chicago, IL 60606-6610
                                  Phone No.: 312/408-8207
                                  Fax No.: 312/408-8240
                                  Individual 364-Day Commitment: $32,000,000.00 Payment Instructions:
                                        The Bank of New York
                                         (New York, NY 10167)
                                        ABA - 021 000 018
                                        Acct. Name: Rabobank Nederland
                                        Account No.: 802 6002 533
                                        Attn: Debra Rivers
                                        Ref: Cenex Harvest States


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


                                  SYNDICATION PARTIES:

                                  THE BANK OF TOKYO-MITSUBISHI, LTD.,
                                  CHICAGO BRANCH


                                  By:
                                      ------------------------------------------
                                  Name: Gus C. Browne, II
                                        ----------------------------------------
                                  Title: Senior Vice President & Manager
                                         ---------------------------------------


                                  Contact Name: Gus C. Browne, II
                                  Title: Senior Vice President & Manager
                                  Address: 90 South Seventh Street, Suite 5100 Minneapolis, MN 55402-4122
                                  Phone No.: 612/333-0505
                                  Fax No.: 612/333-3735

                                  Loan Administration Contact Name:
                                  Janice Hennig
                                  Address:   227 West Monroe Street
                                             Suite 2300
                                             Chicago, Illinois 60606
                                  Phone No.: 312/696-4710
                                  Fax No.: 312/696-4532

                                  Individual 364-Day Commitment: $20,000,000.00 Payment Instructions:
                                        The Federal Reserve Bank of Chicago
                                        ABA - 071002341
                                        Acct. Name: The Bank of Tokyo-
                                         Mitsubishi, Ltd.
                                        Attention: Loan Administration
                                        Ref: Cenex Harvest States Cooperatives


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


                                  SYNDICATION PARTIES:

                                  BANK OF AMERICA, N.A.


                                  By:
                                      ------------------------------------------
                                  Name: Tom F. Scharfenberg
                                        ----------------------------------------
                                  Title: Managing Director
                                         ---------------------------------------


                                  Contact Name: Laurie Haugh
                                  Title: Associate Vice President
                                  Address:     231 South La Salle Street
                                               Chicago, IL 60697
                                  Phone No.: 312/828-3070
                                  Fax No.: 312/987-1276
                                  Individual 364-Day Commitment: $43,000,000.00 Payment Instructions:
                                        Bank of America, N.A.
                                        ABA - 11100012
                                        A/C #: 1292000883
                                        Acct. Name: Corporate Loans
                                         Attention: Lenor Manhard
                                        Ref: Cenex Harvest States


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


                                  SYNDICATION PARTIES:

                                  WELLS FARGO BANK, N.A., F/K/A NORWEST BANK
                                  MINNESOTA, N.A.


                                  By:
                                      ------------------------------------------
                                  Name:
                                        ----------------------------------------
                                  Title:
                                         ---------------------------------------


                                  Contact Name: Christopher Cudak
                                  Title: Vice President
                                  Address:    Sixth and Marquette
                                              MAC-N9305-031
                                              Minneapolis, MN 55479-0085
                                  Phone No.: 612/667-3504
                                  Fax No.: 612/667-2276
                                  Individual 364-Day Commitment: $20,000,000.00 Payment Instructions:
                                        Norwest Bank Minnesota
                                        ABA - 091000019
                                        Acct. Name: Commercial Loan Clearing
                                         Account
                                        Account No.: 840165
                                        Ref: Cenex Harvest States


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


                                  SYNDICATION PARTIES:

                                  DG BANK DEUTSCHE GENOSSENSCHAFTSBANK, AG,
                                  CAYMAN ISLAND BRANCH


                                  By:
                                      ------------------------------------------
                                  Name:
                                        ----------------------------------------
                                  Title:
                                         ---------------------------------------


                                  By:
                                      ------------------------------------------
                                  Name:
                                        ----------------------------------------
                                  Title:
                                         ---------------------------------------


                                  Contact Name: Mark Connelly
                                  Title: Vice President
                                  Address:    609 Fifth Avenue
                                              New York, NY  10017
                                  Phone No.: 212/745-1560
                                  Fax No.: 212/745-1556
                                  Individual 364-Day Commitment: $24,666,667.00 Payment Instructions:
                                        (1) CHIPS Payments:
                                            Bank of New York
                                             for Account of DG Bank, NY
                                            Account No. 8900433876
                                            Ref: Cenex Harvest States

                                        (2) Federal Reserve Payments:
                                             Bank of New York
                                            ABA #021000018
                                            Account Name: DG Bank, NY
                                            Account No. 8900433876
                                            Ref: Cenex Harvest States


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


                                  SYNDICATION PARTIES:

                                  U.S. BANK NATIONAL ASSOCIATION


                                  By:
                                      ------------------------------------------
                                  Name:
                                        ----------------------------------------
                                  Title:
                                         ---------------------------------------


                                  Contact Name: Kathi L. Hatch
                                  Title: Commercial Banking Associate
                                  Address:    950 17th Street, #350
                                              Denver, CO 80202
                                  Phone No.: 303/585-4926
                                  Fax No.: 303/585-4732
                                  Individual 364-Day Commitment: $20,000,000.00 Payment Instructions:
                                        U.S. Bank National Association
                                        ABA - 091000022
                                        Acct. Name: Commercial Loans
                                        Account No.: 30000472160600
                                        Attn: Karen Johnson
                                        Ref: Cenex Harvest States Cooperatives


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


                                  SYNDICATION PARTIES:

                                  THE BANK OF NOVA SCOTIA


                                  By:
                                      ------------------------------------------
                                  Name: Vicki Gibson
                                        ----------------------------------------
                                  Title:
                                         ---------------------------------------


                                  Contact Name: James Belletire
                                  Title: Relationship Manager
                                  Address:     181 W. Madison Street Ste. 3700
                                               Chicago, IL 60602
                                  Phone No.: 312/201-4185
                                  Fax No.: 312/201-4108
                                  Individual 364-Day Commitment: $32,000,000.00 Payment Instructions:
                                        The Bank of Nova Scotia
                                        ABA - 026002532
                                        Acct. Name: Atlanta Agency
                                        Account No.: 0606634
                                        Attn: Chicago Team
                                        Ref: Cenex Harvest States


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


                                  SYNDICATION PARTIES:

                                  AGFIRST, FCB


                                  By:
                                      ------------------------------------------
                                  Name: Bruce B. Fortner
                                        ----------------------------------------
                                  Title: Vice President
                                         ---------------------------------------


                                  Contact Name: Bruce B. Fortner
                                  Title: Vice President
                                  Address: 1401 Hampton Street, P.O. Box 1499 Columbia, SC 29201
                                  Phone No.: 803/799-5000 x457
                                  Fax No.: 803/254-4219
                                  Individual 364-Day Commitment: $43,000,000.00 Payment Instructions:
                                        AgFirst Farm Credit Bank
                                        ABA - 053905974
                                        Acct. Name: AgFirst FCB
                                        Account No.: N/A
                                        Attn: N/A
                                        Ref: Cenex Harvest States Coop


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


                                  SYNDICATION PARTIES:

                                  NATEXIS BANQUE


                                  By:
                                      ------------------------------------------
                                  Name: Cliff A. Niebling
                                        ----------------------------------------
                                  Title: Vice President, Commodities Group
                                         ---------------------------------------


                                  Contact Name: Cliff A. Niebling
                                  Title: Vice President, Commodities Group
                                  Address:     645 Fifth Avenue
                                               New York, NY 10022
                                  Phone No.: 212/872-5133
                                  Fax No.: 212/872-5045
                                  Individual 364-Day Commitment: $20,000,000.00 Payment Instructions:
                                        Chase Manhattan Bank, NY, NY
                                        ABA - 021-000-021
                                        Acct. Name: Natexis Banque, New York
                                         Branch
                                        Account No.: 544-7-75330
                                        Attn:
                                        Ref: Cenex Harvest States Cooperatives


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